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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  JULY 22, 2002
                                                 -------------------------------



                     WASHINGTON REAL ESTATE INVESTMENT TRUST
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             (Exact name of registrant as specified in its charter)



Maryland                               1-6622               53-0261100
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(State or other jurisdiction of    (Commission File           (IRS Employer
         incorporation)                 Number)           Identification Number)



6110 Executive Boulevard, Suite 800, Rockville, Maryland                   20852
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code  (301) 984- 9400
                                                   -----------------------------

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Item 5: OTHER EVENTS

     Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Data included in the Trust's press release, dated July 22, 2002.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          Exhibit
          Number

          99.1        Press Release, July 22, 2002, entitled "Supplemental Data"

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                     WASHINGTON REAL ESTATE INVESTMENT TRUST
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                                  (Registrant)




                     By: /s/ Laura M. Franklin
                         -----------------------------------
                                   (Signature)

                         Laura M. Franklin
                         Senior Vice President Accounting,
                         Administration and Corporate Secretary



     July 22, 2002
     ----------------------
            (Date)

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Exhibit
Number

99.1          Press Release, July 22, 2002, entitled "Supplemental Data"